United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PUBLIC STORAGE

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

PUBLIC STORAGE

2025 Annual Meeting
Vote by May 6, 2025, 11:59 p.m. ET.
For shares held in the 401(k) Plan, vote by May 2, 2025, 11:59 p.m. ET.

PUBLIC STORAGE
ATTN: INVESTOR SERVICES DEPARTMENT
701 WESTERN AVENUE
GLENDALE, CA 91201-2349

V63264-P26578

You invested in PUBLIC STORAGE and it's time to vote!

You have the right to vote on proposals being presented at the 2025 Annual Meeting. **This is an important notice regarding the availability of proxy material(s) for the shareholder meeting to be held on May 7, 2025.**

Get informed before you vote

View the Notice of Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 23, 2025. If you would like to receive a copy of the material(s) for this and/or future shareholder meetings, you must request one. To request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the 2025 Annual Meeting*

May 7, 2025
8:00 a.m. Central Time

Rosewood Mansion on Turtle Creek
2821 Turtle Creek Boulevard
Dallas, TX 75219

*Please check the meeting material(s) for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Trustees:	
	Nominees:	
1a.	Ronald L. Havner, Jr.	For
1b.	Tamara Hughes Gustavson	For
1c.	Maria R. Hawthorne	For
1d.	Shankh S. Mitra	For
1e.	Rebecca Owen	For
1f.	Kristy M. Pipes	For
1g.	Avedick B. Poladian	For
1h.	John Reyes	For
1i.	Joseph D. Russell, Jr.	For
1j.	Tariq M. Shaukat	For
1k.	Ronald P. Spogli	For
1l.	Paul S. Williams	For
2.	Advisory vote to approve the compensation of the Company's Named Executive Officers.	For
3.	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025.	For
4.	Approval of the Amendment and Restatement of the Public Storage 2021 Equity and Performance-Based Incentive Compensation Plan.	For

NOTE: Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings."

V63265-P26578